CNI Charter Funds

AHA Balanced Fund

Institutional Class

Supplement dated December 11, 2009 to Prospectus and Statement of Additional Information dated January 28, 2009

This supplements certain information contained in the Prospectus and the Statement of Additional Information and should be read in conjunction with the Prospectus and the Statement of Additional Information.

Effective December 11, 2009, shares of the AHA Balanced Fund are no longer offered, either for purchase or in exchange for shares of other series of CNI Charter Funds.  All references to Institutional Class shares of the AHA Balanced Fund are hereby removed from the Prospectus and Statement of Additional Information dated January 28, 2009.  Existing holders of Institutional Class shares of the AHA Balanced Fund will be allowed to continue to exchange into Institutional Class shares of other series of CNI Charter Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.